Exhibit 10.12

OAKTREE CAPITAL GROUP

2007 EQUITY INCENTIVE PLAN

SECTION 1. Purpose. This Oaktree Capital Group 2007 Equity Incentive Plan (the “Plan”) is designed to promote the long term financial interests and growth of Oaktree Capital Group LLC, a Delaware limited liability company (the “Company”), and its Subsidiaries and Affiliates, by (i) attracting and retaining investment professionals, other employees, directors and consultants, and (ii) aligning the interests of such individuals with those of the Company and its Subsidiaries and Affiliates by providing them with equity-based awards based on the units of OCGH (the “Units”), each of which represents an indirect interest in one Oaktree Group Unit.

SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Administrator” means the Board and the General Partner, or the group of Principals (or a subset thereof) to whom authority to administer the Plan has been delegated by the Board and the General Partner.

(b) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the Person in question. As used herein, the term “Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

(c) “Award” means individually or collectively, any Option, Unit Appreciation Right or Other Unit-Based Award granted under the Plan.

(d) “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

(e) “Beneficial Owner” of a security is a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has: (i) voting power, which includes the power to vote, or to direct the voting of, such security and/or (ii) investment power, which includes the power to dispose, or to direct the disposition of, such security. The term “Beneficially Own” shall have a correlative meaning.

(f) “Board” means the Board of Directors of the Company.

(g) “Cause” means, with respect to any Participant, the occurrence of any of the following events during the Participant’s provision of services to OCGH or any of its Affiliates (regardless of whether the occurrence is discovered before or after the Participant’s cessation of such services) (i) gross negligence or misconduct detrimental to OCGH or any of its Affiliates, (ii) material breach of the OCGH Limited Partnership Agreement or any other agreement between such Participant and OCGH or any of its Affiliates, (iii) violation of any applicable regulatory rule or regulation, (iv) conviction of, or entry of a guilty please or of no contest to, a felony (other than a motor-vehicle-related felony for which no custodial penalty is imposed), (v) entry of an order issued by any court or regulatory agency removing such

Participant as an officer of OCGH or of any of its Affiliates, or prohibiting such Participant from participation in the conduct of affairs of OCGH or any of its Affiliates, and (vi) fraud, theft, misappropriation or dishonesty by such Participant relating to OCGH or any of its Affiliates, including theft of funds.

(h) “Change in Control” shall mean the occurrence of any of the following events:

(i) the sale or disposition, in one or a series of related transactions, of all or substantially all, of the assets of the Company to any “person” or “group” (as such terms are defined in Sections 13(d)(3) or 14(d)(2) of the Act) other than the Permitted Holders;

(ii) any person or group, other than the Permitted Holders, is or becomes the Beneficial Owner (except that a person shall be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company (or any entity which controls the Company), including by way of merger, consolidation, tender or exchange offer or otherwise; or

(iii) a reorganization, recapitalization, merger or consolidation (a “Corporate Transaction”) involving the Company, unless securities representing at least 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction (or the parent of such corporation) are held subsequent to such transaction by the person or persons who were the Beneficial Owners of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction.

(i) “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of any successor law.

(j) “Company” shall mean the Oaktree Capital Group LLC, a Delaware limited liability company, or any successor thereto.

(k) “Consultant” means a consultant or advisor who is a natural person, engaged to render services to the Company or any Subsidiary.

(l) “Disability” shall have the same meaning as provided in the OCGH Limited Partnership Agreement.

(m) “Eligible Recipient” means an employee (including any individual to whom a formal written offer of employment has been extended), director or Consultant of the Company or of any Subsidiary or Affiliate of the Company who has been selected as an eligible participant by the Administrator.

(n) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

(o) “Exercise Price” means the per Unit price at which a holder of an award granted hereunder may purchase the Units issuable upon exercise of such award.

(p) “Fair Market Value” as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, however, (i) if the Units or any securities issued as replacement for the Units are admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price of such Units or replacement securities reported on such date, or (ii) if the Units or replacement securities are then traded in an over-the-counter market (including the GSTrUE OTC market), the fair market value on any date shall be the average of the closing bid and asked prices for such Units or replacement securities in such over-the-counter market for the last preceding date on which there was a sale of such Units or replacement securities in such market.

(q) “General Partner” shall mean the general partner of OCGH.

(r) “Oaktree Operating Group” shall mean, collectively, the group consisting of each of the following entities: (i) Oaktree Capital I, L.P.; (ii) Oaktree Capital II, L.P., (iii) Oaktree Capital Management, L.P., (iv) Oaktree Capital Management (Cayman), L.P., (v) Oaktree Media Investments, L.P., and (vi) any other Subsidiary of the Company (whether now in existence or hereinafter formed) that is designated as part of the group by the Board.

(s) “OCGH” means Oaktree Capital Group Holdings, L.P., a Delaware limited partnership, and any successor thereto.

(t) “Oaktree Group Unit” means the aggregate of one unit in each of the members of the Oaktree Operating Group, representing an interest in each such entity.

(u) “Option” means an option to purchase Units granted pursuant to Section 6 hereof.

(v) “Other Unit-Based Awards” means an Award granted pursuant to Section 8 hereof.

(w) “Participant” means (i) any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority in Section 3 below, to receive grants of Options, Unit Appreciation Rights, Other Unit-Based Awards or any combination of the foregoing, and upon his or her death, his or her successors, heirs, executors and administrators, as applicable.

(x) “Permitted Holders” means, as of the date of determination, any and all of (i) an employee benefit plan (or trust forming a part thereof) maintained by (A) the Company or any of its Affiliates or Subsidiaries, or (B) any corporation or other Person of which a majority of its voting power of its voting equity securities or equity interest is owned, directly or indirectly, by the Company, or (ii) OCGH or any of its Affiliates or Subsidiaries.

(y) “Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, Governmental Entity or other entity.

(z) “Plan” means this Oaktree Capital Group Equity Incentive Plan.

(aa) “Principals” means any individual who may from time to time be designated by the Board of the Company as a principal in the Company, in each case until his or her death, disability, resignation or removal by the Board.

(bb) “Retirement” means a termination of a Participant’s employment, other than for Cause, on or after attainment of age 65.

(cc) “Unit Appreciation Right” means the right pursuant to an award granted under Section 8 below to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Unit Appreciation Right or portion thereof is surrendered, of the Units covered by such right or such portion thereof, over (ii) the aggregate Exercise Price of such right or such portion thereof.

(dd) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such Person owns or otherwise controls, directly or indirectly, more than 50% of the voting Units or other similar interests or a sole general partner interest or managing member or similar interest of such Person.

(ee) “Units” shall mean the units of OCGH.

SECTION 3. Administration.

(a) The Plan shall be administered by the Administrator. Additionally, the Administrator may delegate the authority to grant Awards under the Plan to any employee or group of employees of the Company or any Affiliate or Subsidiary of the Company; provided that such delegation and grants are consistent with applicable law and guidelines established by the Board and the General Partner from time to time.

(b) Pursuant to the terms of the Plan, the Administrator, subject to any restrictions on the authority delegated to it by the Board or the General Partner, shall have the power and authority:

(1) to select those Eligible Recipients who shall be Participants;

(2) to determine whether and to what extent Options, Unit Appreciation Rights, Other Unit-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(3) to determine the number of Units to be covered by each Award granted hereunder;

(4) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options, Unit Appreciation Rights, Other Unit-Based Awards or any combination of the foregoing granted hereunder (including, but not limited to, (i) the restrictions applicable to Awards and the conditions under which restrictions applicable to such awards shall lapse, (ii) the Exercise Price, if any, of Awards, (iii) the vesting schedule applicable to Awards, (iv) the number of Units subject to Awards and (v) any amendments to the terms and conditions of outstanding Awards).

(5) to determine the Fair Market Value with respect to any Award;

(6) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting a termination of the Participant’s employment for purposes of any Option or other Award granted under the Plan;

(7) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(8) to construe and interpret the terms and provisions of the Plan and any award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan;

(9) to delegate its authority, in whole or in part, under this Section 3 to two or more individuals (who may or may not be members of the Board), subject to the requirements of applicable law or any stock exchange on which the Units or replacement securities are traded; and

(10) to determine at any time whether, to what extent and under what circumstances and method or methods Awards may be settled by the Company, or any Participating Subsidiary or Affiliate. In the event of such determination, references to the Company shall be deemed to be references to the applicable Participating Subsidiary or Affiliate for purposes of the Plan as appropriate.

(c) All designations, determinations, interpretations and any other decisions made by the Administrator pursuant to the provisions of the Plan shall be within the sole discretion of the Administrator, may be made at any time pursuant to the Plan and shall be final, conclusive and binding on all persons, including the Company and the Participants (and their permitted transferees). Neither the General Partner nor any member of the Board or the Administrator, nor any officer or employee of the Company or any Subsidiary or Affiliate acting on behalf of the General Partner, the Board or the Administrator, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the General Partner, the Board or the Administrator and each and any officer or employee of the Company and of any Subsidiary or Affiliate of the Company acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

SECTION 4. Units Reserved for Issuance Under the Plan; Limitations.

(a) Subject to Section 9 hereof, the maximum number of Units that may be delivered pursuant to Awards granted under the Plan (the “Unit Limit”) shall be 21,600,000 subject to adjustment as provided herein, as increased on the first day of each fiscal year beginning in calendar year 2008 by a number of Units equal to the excess of (x) 15% of the number of outstanding OOG Units on the last day of the immediately preceding fiscal year over (y) the number of OOG Units that have been issued or are issuable under the Plan as of such date, unless the Board and the General Partner in their joint discretion decide to increase the number of Units covered by the Plan by a lesser amount. The issuance of Units or the payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Units available under the Plan, as applicable. Units which are subject to Awards which terminate or lapse without the payment of consideration may be granted again under the Plan.

SECTION 5. Eligibility.

(a) The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients.

SECTION 6. Options.

(a) General. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its discretion, which Award Agreement shall set forth, among other things, the Exercise Price of the Units subject to the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder. The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 6 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

(b) Exercise Price. The Exercise Price of Units purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, provided that the Exercise Price of any Units subject to an Option shall not be less than 100% of the Fair Market Value of the Units on the date of grant.

(c) Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate.

(d) Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of preestablished performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a Unit.

(e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Units to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Units so purchased in cash or its equivalent, as determined by the Administrator. Subject to any requirements or limitations imposed by the Board and the General Partner, payment with respect to any Option or category of Options, may also be made: (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Units otherwise issuable upon exercise), (ii) in the form of unrestricted Units already owned by the Participant which, (x) in the case of unrestricted Units acquired upon exercise of an Option, have been owned by the Participant for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate option price of the Units as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.

(f) Rights as Unitholder. A Participant shall have no rights to distributions or any other rights as a Unitholder of OCGH with respect to the Units subject to an Option until the Participant has given written notice of exercise, has paid in full for such Units, has satisfied the requirements of Section 12 hereof.

(g) Transfers of Options. Except as otherwise determined by the Board and the General Partner, no Option granted under the Plan shall be transferable by a Participant, other than by (i) a division of property pursuant to community or quasi-community property laws, (ii) a charitable gift, provided that the transferee or donee agrees to be subject to the same restrictions, (iii) a transfer to personal planning vehicles, (iv) a transfer approved by the General Partner, (v) a pledge of the underlying Units to the Company, or (vi) by will or by the laws of descent and distribution; provided, however, that, in addition to such other terms and conditions as the Board and the General Partner may impose in connection with any such transfer, no transferee may further assign, sell, hypothecate or otherwise transfer the transferred Option, in whole or in part, other than by operation of the laws of descent and distribution. Each permitted transferee shall agree to be bound by the provisions of this Plan and the applicable Award Agreement.

(h) Termination of Employment or Service.

(1) Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company or with any Subsidiary or Affiliate of the Company shall terminate for any reason other than Cause, Retirement, Disability, or death, (A) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is 90 days after such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The 90-day period described in this Section 7(i)(1) shall be extended to one year after the date of such termination in the event of the Participant’s death during such 90-day period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(2) Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company or with any Subsidiary or Affiliate of the Company shall terminate on account of the Retirement, Disability, or death of the Participant, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one year after such termination, on which date they shall expire and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(3) In the event the employment or service of a Participant with the Company or with any Subsidiary or Affiliate of the Company shall be terminated for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

(i) Other Change in Employment Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status of a Participant, in the discretion of the Administrator. The Administrator shall follow any applicable written policies of the Company (if any), including such rules, guidelines and practices as may be adopted pursuant to Section 3 hereof, as they may be in effect from time to time, with regard to such matters.

SECTION 7. Unit Appreciation Rights.

(a) General. Unit Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any other Award granted under the Plan (“Related Rights”). The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Unit Appreciation Rights shall be made; the number of Units to be awarded; the price per Unit; and all other conditions of the Unit Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Units than are subject to the Award to which it relates and any Unit Appreciation Right must be granted with an Exercise Price not less than the Fair Market Value of the Units on the date of grant. The provisions of Unit Appreciation Rights need not be the same with respect to each Participant.

Unit Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator, or the Board and the General Partner shall set forth in the applicable Award Agreement.

(b) Awards. The prospective recipient of a Unit Appreciation Right shall not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Participants who are granted Unit Appreciation Rights shall have no rights as Unitholders of OCGH with respect to the grant or following exercise of such rights.

(c) Exercisability.

(1) Unit Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator and set forth in the applicable Award Agreement.

(2) Unit Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Awards to which they relate shall be exercisable in accordance with the provisions of Section 6 above, this Section 7 of the Plan, and the terms set forth in the applicable Award Agreement.

(d) Payment Upon Exercise.

(1) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Units equal in value to the excess of the Fair Market Value of a Unit as of the date of exercise over the price per Unit specified in the Free Standing Right (which price shall be no less than 100% of the Fair Market Value of such Unit on the date of grant) multiplied by the number of Units in respect of which the Free Standing Right is being exercised, with the Administrator having the right to determine the form of payment.

(2) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Award. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Units equal in value to the excess of the Fair Market Value of a Unit as of the date of exercise over the Exercise Price specified in the related Award (which price shall be no less than 100% of the Fair Market Value of a Unit on the date of grant) multiplied by the number of Units in respect of which the Related Unit Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment. Awards that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(3) Notwithstanding the foregoing, unless otherwise determined by the Board and the General Partner, the Administrator may determine to settle the exercise of a Unit Appreciation Right in cash (or in any combination of Units and cash) to the extent that such settlement does not violate Section 409A of the Code.

(e) Non-Transferability.

(1) Free Standing Rights shall be transferable only when and to the extent that an Award would be transferable under Section 6 of the Plan.

(2) Related Unit Appreciation Rights shall be transferable only when and to the extent that the underlying Award would be transferable under Section 6 of the Plan.

(f) Termination of Employment or Service.

(1) In the event of the termination of employment or service with the Company or any Subsidiary or Affiliate of the Company of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(2) In the event of the termination of employment or service with the Company or any Subsidiary or Affiliate of the Company of a Participant who has been granted one or more Related Unit Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Unit Options.

(g) Term.

(1) The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Unit Appreciation Right shall be exercisable more than ten years after the date such right is granted.

(2) The term of each Related Right shall be the term of the Award to which it relates, but no Related Right shall be exercisable more than ten years after the date such right is granted.

SECTION 8. Other Unit-Based Awards.

(a) The Administrator, in its sole discretion, may grant or sell Awards of Units, restricted units, phantom restricted units or other unit-based awards based on Fair Market Value of the Units (“Other Unit-Based Awards”). Subject to obtaining any necessary consent or authorization from the Board and the General Partner, each Other Unit-Based Awards shall be in such form, and dependent on such conditions, as the Administrator shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Units (or the equivalent cash value of such Units) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Unit-Based

Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan and obtaining any necessary consent or authorization from the Board and the General Partner, the Administrator shall determine to whom and when Other Unit-Based Awards will be made, the number of Units to be awarded under (or otherwise related to) such Other Unit-Based Awards; whether such Other Unit-Based Awards shall be settled in cash, Units or a combination of cash and Units; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Units so awarded and issued shall be fully paid and non-assessable).

SECTION 9. Adjustments Upon Certain Events.

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a) Generally. In the event of any change in the outstanding Units after the Effective Date by reason of any Unit dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of Units or other corporate exchange, or any distribution to shareholders of Units other than regular cash dividends or any transaction similar to the foregoing, the Administrator in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Units or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the maximum number of Units for which Options or Unit Appreciation Rights may be granted during a calendar year to any Participant (iii) the maximum amount of a Performance-Based Award that may be granted during a calendar year to any Participant, (iv) the Option Price or exercise price of any unit appreciation right and/or (v) any other affected terms of such Awards.

(b) Change in Control. In the event of a Change in Control after the Effective Date, (i) if determined by the Administrator in the applicable Award Agreement or otherwise, any outstanding Awards then held by Participants which are unexercisable or otherwise unvested or subject to lapse restrictions shall automatically be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be, as of immediately prior to such Change of Control and (ii) the Administrator may, but shall not be obligated to, (A) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award, (B) cancel such Awards for fair value (as determined in the sole discretion of the Administrator) which, in the case of Options and Unit Appreciation Rights, may equal the excess, if any, of value of the consideration to be paid in the Change in Control transaction to holders of the same number of Units subject to such Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Units subject to such Options or Unit Appreciation Rights) over the aggregate exercise price of such Options or Unit Appreciation Rights, (C) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Administrator in its sole discretion or (D) provide that for a period of at least 15 days prior to the Change in Control, such Options shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change in Control, such Options shall terminate and be of no further force and effect.

SECTION 10. Amendments or Termination.

(a) Subject to obtaining any necessary consent or authorization from the Board and the General Partner, the Administrator may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made without the consent of a Participant, if such action would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan; provided, however, that the Administrator may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws (including, without limitation, to avoid adverse tax consequences to the Company or to Participants).

(b) Notwithstanding any provision of the Plan to the contrary, in the event that the Administrator determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code and related Department of Treasury guidance prior to payment to such Participant of such amount, the Company may (a) adopt such amendments to the Plan and Awards and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Administrator determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Administrator determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A of the Code.

SECTION 11. Unfunded Status of Plan.

(a) The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company or OCGH, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company or OCGH.

SECTION 12. Withholding Taxes.

(a) Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of the Participant for federal and/or state income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Whenever cash is to be paid pursuant to an Award granted hereunder, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever Units are to be delivered pursuant to an award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery of Units or by delivering already owned unrestricted Units, in each case, having a value equal to the minimum amount of tax required to be withheld. Such Units shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined.

Fractional Unit amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Units to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Option or other Award.

SECTION 13. General Provisions.

(a) The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors

(b) Except as otherwise permitted herein or in the applicable Award Agreement, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

(c) With respect to Participants who reside or work outside the United States of America, the Administrator may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate.

(d) The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.

(e) The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Subsidiary or Affiliate of the Company, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate of the Company to terminate the employment or service of any Person at any time. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Administrator’s determinations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

SECTION 14. Effective Date.

(a) The Plan became effective upon adoption by the Board and the General Partner (the “Effective Date”).

SECTION 15. Term of Plan.

(a) No award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

SECTION 16. Section 409A.

(a) To the extent applicable, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding other provisions of the Plan or any Award Agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Administrator that, as a result of Section 409A of the Code, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. The Administrator shall use commercially reasonable efforts to implement the provisions of this Section 16 in good faith; provided that neither the Company, the Administrator nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 16.

GRANT AGREEMENT

This GRANT AGREEMENT (as may be amended, modified, supplemented or restated from time to time, this “Agreement”) is effective as of January 1, 2011 (the “Effective Date”), by and among OAKTREE CAPITAL GROUP HOLDINGS, L.P., a Delaware limited partnership (the “Partnership”), OAKTREE CAPITAL GROUP HOLDINGS GP, LLC, a Delaware limited liability company (in its capacity as the general partner of the Partnership, the “General Partner”), and                     , an individual (the “Participant”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Second Amended and Restated Limited Partnership Agreement of the Partnership, dated as of March 28, 2008 (as may be amended, modified, supplemented or restated from time to time, the “Partnership Agreement”).

Recitals

WHEREAS, the Oaktree Capital Group 2007 Equity Incentive Plan (the “Plan”) was adopted for purposes of promoting the long-term financial interests and growth of the Oaktree Group by, among other things, providing select investment professionals, other employees, directors and consultants of the Oaktree Group with equity-based awards based upon Units; and

WHEREAS, the Administrator (as defined under the Plan) is authorized to administer the Plan and has approved the grant and issuance of the Granted Units (as defined below) to the Participant pursuant to the Plan, subject to the terms and conditions of the Grant Documents (as defined below).

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

Agreement

1. Grant of Units. Subject to the terms and conditions of this Agreement, the Partnership Agreement and the other Grant Documents:

(a) the Partnership hereby grants and issues to the Participant, and the Participant hereby accepts and receives from the Partnership,          Units (the “Granted Units”);

(b) if the Participant is not already a Limited Partner, then the Participant is hereby admitted as a Limited Partner, and each of the General Partner, the Partnership and the Participant hereby consents to such admission;

(c) the Participant hereby acknowledges that he or she has received and has reviewed carefully a copy of (i) the Partnership Agreement, the current form of which is attached as Exhibit A hereto, (ii) the Exchange Agreement, the current form of which is attached as Exhibit B hereto, (iii) the Tax Receivable Agreement, the current form of which is attached as Exhibit C hereto, (iv) the Plan, the current form of which is attached as Exhibit D hereto, and (v) each other agreement, instrument or document required by any Oaktree Group Member to be executed and delivered by the Participant in connection with the transactions contemplated by this Agreement (collectively, including the Partnership Agreement, the Exchange Agreement, the Tax Receivable Agreement, and the Plan, the “Grant Documents”); and

(d) if the Participant is not already a party to the Partnership Agreement, the Exchange Agreement and the Tax Receivable Agreement, then the Participant hereby joins as a party to, and agrees to be bound by each and every provision of, the Partnership Agreement, the Exchange Agreement and the Tax Receivable Agreement.

2. Vesting of Units. Each Granted Unit shall be unvested as of the Effective Date. Twenty percent (20%) of the Granted Units shall vest on January 1, 2012, and an additional twenty percent (20%) of the Granted Units shall vest on each of (a) January 1, 2013, (b) January 1, 2014, (c) January 1, 2015, and (d) January 1, 2016, in each case, unless forfeited pursuant to Paragraph 3 below or accelerated pursuant to Section 4.4(e) of the Partnership Agreement.

3. Forfeiture of Units. The Granted Units are subject to forfeiture pursuant to Section 4.5 of the Partnership Agreement. Without limiting the immediately preceding sentence, and except as otherwise determined by the General Partner, if the Participant ceases to provide services to the Oaktree Group (other than as a result of his or her Incapacitation), for any reason or no reason at all (including termination of such services by any Oaktree Group Member without Cause), then all unvested Granted Units of the Participant shall be immediately and automatically forfeited on the effective date the Participant ceases to provide services to the Oaktree Group.

4. Participant’s Obligation to Pay Taxes. The Participant shall be responsible for any and all taxes relating to the Granted Units, including amounts due upon the vesting of any Granted Units or relating to allocations of income with respect to the Granted Units. Without limiting Section 7.8 of the Partnership Agreement, the Participant hereby agrees that the Partnership has the right to require reimbursement from the Participant of any such taxes that are paid by the Partnership and to deduct any such taxes from any payment of any kind otherwise due to the Participant, including as necessary to satisfy any foreign, U.S. federal, state or local withholding tax requirements and from payments receivable by the Participant under the Grant Documents. As security for the full, prompt and complete payment and performance when due of all of the Participant’s obligations under this Paragraph 4 (including its obligation to reimburse the Partnership for any such taxes that are paid by the Partnership), the Participant hereby unconditionally and irrevocably grants to the Partnership a security interest in the Granted Units and on all proceeds directly or indirectly receivable by the Partnership in respect of the Granted Units (including any distributions by the Partnership to the Participant in respect of the Granted Units and any proceeds receivable by the Participant in connection with the sale of the Granted Units). The Participant shall take such actions as the Partnership may request from time to time to perfect or enforce such security interest and to otherwise maintain such security interest as a first priority lien in favor of the Partnership.

5. Certain Representations, Warranties, Covenants and Agreements. As an essential inducement to the Partnership to grant and issue the Granted Units to the Participant, the Participant hereby represents and warrants to the Oaktree Group as follows:

(a) Authority and Capacity. The Participant has the legal capacity to execute and deliver each Grant Document and to perform all of his or her obligations thereunder. The Participant has duly executed and delivered this Agreement, and each Grant Document constitutes the legal, valid and binding obligation of the Participant, enforceable against the Participant in accordance with their respective terms.

(b) No Conflict; Satisfaction of Conditions to Membership Transactions. Neither the execution and delivery by the Participant of any Grant Document, nor the performance by the Participant of his or her obligations thereunder, violates, conflicts with or constitutes a default or breach under, or will violate, conflict with or constitute a default or breach under any applicable law or any contract, indenture, agreement, instrument or mortgage binding on the Participant or any of his or her properties. To the best knowledge of the Participant, neither the grant and issuance of the Granted Units to the Participant, nor the investment by the Participant in the Granted Units, nor the admission of the Participant as a Limited Partner:

(i)	would reasonably be expected to result in the violation by the Partnership, the General Partner or any other Oaktree Group Member or Oaktree Related Person (as defined below) of any applicable law, including any applicable U.S. federal or state securities laws;

(ii)	would reasonably be expected to terminate the existence or qualification of the Partnership under the laws of any jurisdiction;

(iii)	would reasonably be expected to cause the Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for U.S. federal income tax purposes (to the extent not already so treated or taxed); or

(iv)	would reasonably be expected to subject the Partnership, the General Partner or any other Oaktree Group Member or General Partner Related Person to any material regulatory requirement to which it, he or she otherwise would not be subject, including any requirement that the Partnership register as an investment company under the Investment Company Act or as a result of all or any portion of the Partnership’s assets becoming or being deemed to be “plan assets” for purposes of ERISA.

(c) Suitability. The Participant meets all suitability standards or eligibility requirements imposed by the jurisdiction of his or her residence for his or her acquisition of the Granted Units pursuant to the Grant Documents. The Participant has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Granted Units and protecting his or her own interests in connection with such investment.

(d) Access to Information. The Participant (i) has been provided with ample opportunity to discuss each Grant Document, the Granted Units and the Oaktree Business (as defined below) with the General Partner and to ask the General Partner such questions regarding each Grant Document, the Granted Units and the Oaktree Business, and to receive such answers to such questions and such other information, as the Participant deems necessary, appropriate or advisable, and (ii) has been provided with ample opportunity to consult with such legal, tax, financial and other advisors of the Participant regarding each Grant Document, the Granted Units and the Oaktree Business as the Participant deems necessary, appropriate or advisable. The Participant has a preexisting personal and business relationship with the principals of the Oaktree Group, and such personal and business relationship is of a nature and duration so as to enable the Participant to be aware of their character, business acumen and general business and financial circumstances.

(e) Independent Investment Decision. The Participant is relying on his or her own independent investigation and the information contained in the Grant Documents, and the Participant is not relying on any Person (other than his or her own legal, tax, financial and other advisors) or any representation or warranty made by any Oaktree Related Person, in each case, in deciding to own and hold the Granted Units. Without limiting the foregoing, no representation or warranty has been made to the Participant by any Oaktree Related Person as to the existing value or the future performance of the Oaktree Business.

(f) Investment Intent. The Participant will own and hold the Granted Units for his or her own account, as a principal, for investment purposes only, and not with a view to, or for, resale or distribution, in whole or in part. No other Person has a direct or indirect beneficial interest in the Granted Units (other than, if the Participant is a married natural person acquiring the Granted Units as community property, the community property interest of the Participant’s spouse). The Participant is not acting as an agent, representative, intermediary or nominee, or in any similar capacity, for or on behalf of any other Person with respect to any Granted Units.

(g) Restricted Securities. The Participant understands that the grant and issuance hereunder of the Granted Units are intended to be exempt from registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), state securities laws and other applicable foreign or domestic securities laws. The Participant further understands that the Granted Units have not been recommended or endorsed by the U.S. Securities and Exchange Commission, any state securities commission or any other foreign or domestic governmental authority. No Transfer of the Granted Units will be made by the Participant except for Transfers that comply with all applicable laws, including the Securities Act, and the provisions of the Grant Documents, including the restrictions on Transfer set forth in Section 4.6 of the Partnership Agreement. Although the Grant Documents contemplate that the Participant will be able to monetize vested Granted Units pursuant to Article VI of the Partnership Agreement and the provisions of the Exchange Agreement, the Participant understands that there is no assurance that (i) the Participant will actually be able to monetize, Transfer or otherwise realize value from such Granted Units and (ii) any such monetization, Transfer or other realization will be at a price or upon terms and conditions that are satisfactory to the Participant. The Participant further understands that Oaktree Group is under no obligation to ensure (i) that any Issuer Equity will continue to be tradable on the GSTrUE OTC market or any other market or trading platform or (ii) that other avenues of liquidity will be made available to the Participant with respect to the Granted Units. The Participant is able and willing to bear, and has the financial ability to bear, the economic and other risks of his or her ownership in the Granted Units for an indefinite period of time. The Participant has no need for liquidity with respect to the Granted Units.

(h) Accredited Investor. The Participant is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act. Without limiting the foregoing, the Participant is a natural person, who (i) has a net worth individually or jointly with his or her spouse that exceeds $1,000,000 at the time of the grant and issuance of the Granted Units (excluding the value of the Participant’s primary residence and the related amount of indebtedness secured by the primary residence up to the fair market value of the residence, and deducting as a liability any indebtedness secured by the residence in excess of the fair market value of the residence) or (ii) had annual income in excess of $200,000 in each of the two most recent calendar years (e.g., if the current calendar year is 2011, then in each of 2010 and 2009) and reasonably expects to have income in excess of $200,000 in the current calendar year; or (iii) had annual income jointly with his or her spouse in excess of $300,000 in each of the two most recent calendar years (e.g., if the current calendar year is 2011, then in each of 2010 and 2009) and reasonably expects to have joint income in excess of $300,000 in the current calendar year.

(i) Tax Consequences. The Participant understands that his or her investment in the Granted Units may cause him or her adverse tax consequences, including the realization of taxable income without receiving cash distributions to pay the required tax thereon. For example, the Participant may be taxed upon the vesting of the Granted Units on the value of the vesting Granted Units. Moreover, although it is contemplated that the Partnership will make cash distributions in respect of the Granted Units from time to time, the Participant understands that there is no obligation for the Partnership to make any distribution (including tax distributions) to its Limited Partners (including the Participant). The Participant further understands that even if the Partnership were to make cash distributions from time to time, there is no assurance that such cash distributions will be made in sufficient amounts or at an opportune time so as to enable the Participant to pay in a timely manner any taxes that the Participant may be required to pay in respect of the Granted Units. The Participant has sufficient liquid resources to pay all taxes that the Participant may be required to pay in respect of the Granted Units, including all taxes arising from the vesting of the Granted Units or allocations of taxable income of the Partnership to the Participant with respect to the Granted Units. The Participant has reviewed his or her investment in the Granted Units with his or her tax advisors and has not received or relied upon any tax advice from any Oaktree Related Person. No Oaktree Related Person has made any representation or warranty (and shall not otherwise be liable to the Participant) as to the tax treatment of vesting, allocations or distributions with respect to the Granted Units under applicable law.

(j) Understanding of Grant Documents. The Participant understands each provision of each Grant Document and the terms and conditions of the Granted Units. Without limiting the foregoing, the Participant understands that:

(i)	the Participant has irrevocably constituted and appointed each of the Partnership, the General Partner, their respective authorized officers and attorneys-in-fact, and the members of the General Partner with full power of substitution, as the true and lawful attorney-in-fact and agent of the Participant as set forth in Section 3.9 of the Partnership Agreement for the purposes set forth therein;

(ii)	the Partnership Agreement permits the Partnership to issue, at any time and from time to time, without the approval of the Participant or the need to notify the Participant, additional Units on such terms and conditions as the General Partner may determine, including Units that may be senior or superior to the Granted Units;

(iii)	the Participant does not have any preemptive rights, right of first refusal, right of first offer or other right of participation with respect to any such issuance, and such issuances are expected to have a dilutive effect on the Participant’s interest in the Partnership;

(iv)	amounts distributable to the Participant in respect of the Granted Units are subject to withholding pursuant to Sections 7.8 and 7.9 of the Partnership Agreement; and

(v)	the Participant, as a Service Partner, is subject to the restrictive covenants set forth in Article X of the Partnership Agreement, which includes covenants and prohibitions to which the Participant will continue to be bound after the Participant ceases to provide services to the Oaktree Group.

The Participant has given careful consideration to all of the provisions of the Grant Documents. For the avoidance of doubt, and without limiting the immediately preceding sentence, the Participant (x) has given careful consideration to the restraints imposed upon him or her under the Grant Documents, including under Articles IV and X of the Partnership Agreement, (y) is in full accord as to the necessity of such provisions, and (z) understand that his or her agreement to be bound by each such provision is an essential inducement to the Partnership to grant and issue the Granted Units to the Participant.

If the Participant becomes aware that any representation or warranty made by him or her in any Grant Document would be incorrect in any material respect if such representation or warranty were to be made as of any subsequent date, or that the Participant is unable fulfill or perform in any material respect any of his or her covenants or agreements in any Grant Document, the Participant shall promptly notify the General Partner of such inaccuracy or inability.

6. Incorporation of Partnership Agreement Provisions. The provisions of Article XII of the Partnership Agreement (other than Sections 12.3 of the Partnership Agreement) are hereby incorporated herein by reference and shall apply mutatis mutandis to this Agreement. Without limiting the foregoing:

(a) any and all disputes, claims or controversies arising out of or relating to this Agreement shall be resolved pursuant to Section 12.1 of the Partnership Agreement;

(b) this Agreement may be amended, modified, or waived with the written consent of the General Partner; provided that if any such amendment, modification, or waiver would adversely affect the Participant in any material respect, such amendment, modification, or waiver shall also require the written consent of the Participant; provided further that, for the avoidance of doubt, the Partnership Agreement may be amended, modified and waived pursuant to Section 12.5 of the Partnership Agreement, and the Plan may be amended, modified and waived pursuant to Section 10 of the Plan, and, in each case, no such amendment, modification or waiver shall be deemed to be an amendment, modification or waiver of this Agreement;

(c) any notice that is required or permitted hereunder to be given to any party hereto shall be given pursuant to Section 12.6 of the Partnership Agreement;

(d) in accordance with Section 12.9 of the Partnership Agreement, this Agreement shall be construed and enforced, along with any rights, remedies, or obligations provided for hereunder, in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware by residents of the State of Delaware; provided that the enforceability of Paragraph 6(a) shall be governed by the Federal Arbitration Act, 9 U.S.C. Section 1 et seq., and not the laws of the State of Delaware; and

(e) in accordance with Section 12.12 of the Partnership Agreement, this Agreement may be executed in one or more counterparts, all of which shall constitute one and the same instrument.

7. Entire Agreement. The Grant Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes any prior agreement or understanding among them with respect to such matter; provided that in the event of any conflict between the Exchange Agreement and the Partnership Agreement, the Partnership Agreement shall prevail.

8. Interpretation and Certain Definitions.

(a) All ambiguities shall be resolved without reference to which party may have drafted this Agreement. All article or section headings or other captions in this Agreement are for convenience only, and they shall not be deemed part of this

Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Unless the context clearly indicates otherwise: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) provisions apply to successive events and transactions; (iv) each definition herein includes the singular and the plural; (v) each reference herein to any gender includes the masculine, feminine, and neuter where appropriate; (vi) the word “including” when used herein means “including, but not limited to,” and the word “include” when used herein means “include, without limitation”; and (vii) references herein to specified paragraph numbers refer to the specified paragraph of this Agreement. The words “hereof,” “herein,” “hereto,” “hereby,” “hereunder,” and derivative or similar words refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “applicable law” and any other similar references to the law include all applicable statutes, laws (including common law), treaties, orders, rules, regulations, determinations, orders, judgments, and decrees of any Governmental Authority. The abbreviation “U.S.” refers to the United States of America. All monetary amounts expressed herein by the use of the words “U.S. dollar” or “U.S. dollars” or the symbol “$” are expressed in the lawful currency of the United States of America. The words “foreign” and “domestic” shall be interpreted by reference to the United States of America.

(b) Nothing in this Agreement is intended to confer upon the Participant any right or privilege that is in addition, or otherwise more favorable, to the rights and privileges generally enjoyed by the other Limited Partners under the Partnership Agreement, the Exchange Agreement and the Tax Receivable Agreement, except to the extent such additional or more favorable right or privilege is expressly and intentionally conferred hereunder. Without limiting the foregoing, the Granted Units are not subject to any Unit Designation which alters the terms and conditions generally applicable to Units under the Partnership Agreement.

(c) “Oaktree Business” means the business and operations of the Oaktree Group, including the organization, investment objectives, expenses, operational structure, management structure and other material details of the Oaktree Group.

(d) “Oaktree Related Person” means (i) any Oaktree Group Member, (ii) the current and former principals, officers, directors, employees and duly authorized agents and representatives of any Oaktree Group Member, and (iii) the current and former direct and indirect shareholders, partners, members and equityholders of any Oaktree Group Member (other than the current and former direct and indirect shareholders, partners, members and equityholders of Oaktree Capital Group, LLC, a Delaware limited liability company, who are not otherwise included in either of the foregoing clause (i) or (ii)).

(e) This Agreement is intended to constitute a “Grant Agreement” for purposes of the Partnership Agreement and an “Award Agreement” for purposes of the Plan. The Granted Units are intended to constitute an “Award” for purposes of the Plan.

9. Further Assurances. The Participant agrees to take all actions that may be reasonably requested by the General Partner from time to time, including by executing and delivering all agreements, instruments and documents that may be reasonably requested by the General Partner, to carry out the purposes of the Grant Documents.

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

PARTNERSHIP AND GENERAL PARTNER

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

On behalf of itself and as general partner on behalf of OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By:
Name:
Title:

By:
Name:
Title:

PARTICIPANT

THE GRANTED UNITS HAVE NOT BEEN REGISTERED WITH OR QUALIFIED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES REGULATORY AUTHORITY OR ANY OTHER REGULATORY AUTHORITY OF ANY OTHER JURISDICTION. SUCH UNITS ARE BEING SOLD IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS. THE GRANTED UNITS CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF, IN EACH CASE, EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY CONTAINED IN THIS AGREEMENT AND OTHER GRANT DOCUMENTS AND THE SECURITIES LAWS OF ALL APPLICABLE JURISDICTIONS, INCLUDING APPLICABLE U.S. FEDERAL AND STATE SECURITIES LAWS.

GRANT AGREEMENT

This GRANT AGREEMENT (as may be amended, modified, supplemented or restated from time to time, this “Agreement”) is effective as of January 1, 2011 (the “Effective Date”), by and among OAKTREE CAPITAL GROUP HOLDINGS, L.P., a Delaware limited partnership (the “Partnership”), OAKTREE CAPITAL GROUP HOLDINGS GP, LLC, a Delaware limited liability company (in its capacity as the general partner of the Partnership, the “General Partner”), and                     , an individual (the “Participant”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Second Amended and Restated Limited Partnership Agreement of the Partnership, dated as of March 28, 2008 (as may be amended, modified, supplemented or restated from time to time, the “Partnership Agreement”).

Recitals

WHEREAS, the Oaktree Capital Group 2007 Equity Incentive Plan (the “Plan”) was adopted for purposes of promoting the long-term financial interests and growth of the Oaktree Group by, among other things, providing select investment professionals, other employees, directors and consultants of the Oaktree Group with equity-based awards based upon Units; and

WHEREAS, the Administrator (as defined under the Plan) is authorized to administer the Plan and has approved the grant and issuance of the Granted Units (as defined below) to the Participant pursuant to the Plan, subject to the terms and conditions of the Grant Documents (as defined below).

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

Agreement

1. Grant of Units. Subject to the terms and conditions of this Agreement, the Partnership Agreement and the other Grant Documents:

(a) the Partnership hereby grants and issues to the Participant, and the Participant hereby accepts and receives from the Partnership,          Units (the “Granted Units”);

(b) if the Participant is not already a Limited Partner, then the Participant is hereby admitted as a Limited Partner, and each of the General Partner, the Partnership and the Participant hereby consents to such admission;

(c) the Participant hereby acknowledges that he or she has received and has reviewed carefully a copy of (i) the Partnership Agreement, the current form of which is attached as Exhibit A hereto, (ii) the Exchange Agreement, the current form of which is attached as Exhibit B hereto, (iii) the Tax Receivable Agreement, the current form of which is attached as Exhibit C hereto, (iv) the Plan, the current form of which is attached as Exhibit D hereto, and (v) each other agreement, instrument or document required by any Oaktree Group Member to be executed and delivered by the Participant in connection with the transactions contemplated by this Agreement (collectively, including the Partnership Agreement, the Exchange Agreement, the Tax Receivable Agreement, and the Plan, the “Grant Documents”); and

(d) if the Participant is not already a party to the Partnership Agreement, the Exchange Agreement and the Tax Receivable Agreement, then the Participant hereby joins as a party to, and agrees to be bound by each and every provision of, the Partnership Agreement, the Exchange Agreement and the Tax Receivable Agreement.

2. Vesting of Units. Each Granted Unit shall be unvested as of the Effective Date. Ten percent (10%) of the Granted Units shall vest on January 1, 2012, and an additional ten percent (10%) of the Granted Units shall vest on January 1 of each calendar year thereafter until the Granted Units are fully vested on January 1, 2021, in each case, unless forfeited pursuant to Paragraph 3 below or accelerated pursuant to Section 4.4(e) of the Partnership Agreement.

3. Forfeiture of Units. The Granted Units are subject to forfeiture pursuant to Section 4.5 of the Partnership Agreement. Without limiting the immediately preceding sentence, and except as otherwise determined by the General Partner, if the Participant ceases to provide services to the Oaktree Group (other than as a result of his or her Incapacitation), for any reason or no reason at all (including termination of such services by any Oaktree Group Member without Cause), then all unvested Granted Units of the Participant shall be immediately and automatically forfeited on the effective date the Participant ceases to provide services to the Oaktree Group.

4. Participant’s Obligation to Pay Taxes. The Participant shall be responsible for any and all taxes relating to the Granted Units, including amounts due upon the vesting of any Granted Units or relating to allocations of income with respect to the Granted Units. Without limiting Section 7.8 of the Partnership Agreement, the Participant hereby agrees that the Partnership has the right to require reimbursement from the Participant of any such taxes that are paid by the Partnership and to deduct any such taxes from any payment of any kind otherwise due to the Participant, including as necessary to satisfy any foreign, U.S. federal, state or local withholding tax requirements and from payments receivable by the Participant under the Grant Documents. As security for the full, prompt and complete payment and performance when due of all of the Participant’s obligations under this Paragraph 4 (including its obligation to reimburse the Partnership for any such taxes that are paid by the Partnership), the Participant hereby unconditionally and irrevocably grants to the Partnership a security interest in the Granted Units and on all proceeds directly or indirectly receivable by the Partnership in respect of the Granted Units (including any distributions by the Partnership to the Participant in respect of the Granted Units and any proceeds receivable by the Participant in connection with the sale of the Granted Units). The Participant shall take such actions as the Partnership may request from time to time to perfect or enforce such security interest and to otherwise maintain such security interest as a first priority lien in favor of the Partnership.

5. Certain Representations, Warranties, Covenants and Agreements. As an essential inducement to the Partnership to grant and issue the Granted Units to the Participant, the Participant hereby represents and warrants to the Oaktree Group as follows:

(a) Authority and Capacity. The Participant has the legal capacity to execute and deliver each Grant Document and to perform all of his or her obligations thereunder. The Participant has duly executed and delivered this Agreement, and each Grant Document constitutes the legal, valid and binding obligation of the Participant, enforceable against the Participant in accordance with their respective terms.

(b) No Conflict; Satisfaction of Conditions to Membership Transactions. Neither the execution and delivery by the Participant of any Grant Document, nor the performance by the Participant of his or her obligations thereunder, violates, conflicts with or constitutes a default or breach under, or will violate, conflict with or constitute a default or breach under any applicable law or any contract, indenture, agreement, instrument or mortgage binding on the Participant or any of his or her properties. To the best knowledge of the Participant, neither the grant and issuance of the Granted Units to the Participant, nor the investment by the Participant in the Granted Units, nor the admission of the Participant as a Limited Partner:

(i)	would reasonably be expected to result in the violation by the Partnership, the General Partner or any other Oaktree Group Member or Oaktree Related Person (as defined below) of any applicable law, including any applicable U.S. federal or state securities laws;

(ii)	would reasonably be expected to terminate the existence or qualification of the Partnership under the laws of any jurisdiction;

(iii)	would reasonably be expected to cause the Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for U.S. federal income tax purposes (to the extent not already so treated or taxed); or

(iv)	would reasonably be expected to subject the Partnership, the General Partner or any other Oaktree Group Member or General Partner Related Person to any material regulatory requirement to which it, he or she otherwise would not be subject, including any requirement that the Partnership register as an investment company under the Investment Company Act or as a result of all or any portion of the Partnership’s assets becoming or being deemed to be “plan assets” for purposes of ERISA.

(c) Suitability. The Participant meets all suitability standards or eligibility requirements imposed by the jurisdiction of his or her residence for his or her acquisition of the Granted Units pursuant to the Grant Documents. The Participant has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Granted Units and protecting his or her own interests in connection with such investment.

(d) Access to Information. The Participant (i) has been provided with ample opportunity to discuss each Grant Document, the Granted Units and the Oaktree Business (as defined below) with the General Partner and to ask the General Partner such questions regarding each Grant Document, the Granted Units and the Oaktree Business, and to receive such answers to such questions and such other information, as the Participant deems necessary, appropriate or advisable, and (ii) has been provided with ample opportunity to consult with such legal, tax, financial and other advisors of the Participant regarding each Grant Document, the Granted Units and the Oaktree Business as the Participant deems necessary, appropriate or advisable. The Participant has a preexisting personal and business relationship with the principals of the Oaktree Group, and such personal and business relationship is of a nature and duration so as to enable the Participant to be aware of their character, business acumen and general business and financial circumstances.

(e) Independent Investment Decision. The Participant is relying on his or her own independent investigation and the information contained in the Grant Documents, and the Participant is not relying on any Person (other than his or her own legal, tax, financial and other advisors) or any representation or warranty made by any Oaktree Related Person, in each case, in deciding to own and hold the Granted Units. Without limiting the foregoing, no representation or warranty has been made to the Participant by any Oaktree Related Person as to the existing value or the future performance of the Oaktree Business.

(f) Investment Intent. The Participant will own and hold the Granted Units for his or her own account, as a principal, for investment purposes only, and not with a view to, or for, resale or distribution, in whole or in part. No other Person has a direct or indirect beneficial interest in the Granted Units (other than, if the Participant is a married natural person acquiring the Granted Units as community property, the community property interest of the Participant’s spouse). The Participant is not acting as an agent, representative, intermediary or nominee, or in any similar capacity, for or on behalf of any other Person with respect to any Granted Units.

(g) Restricted Securities. The Participant understands that the grant and issuance hereunder of the Granted Units are intended to be exempt from registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), state securities laws and other applicable foreign or domestic securities laws. The Participant further understands that the Granted Units have not been recommended or endorsed by the U.S. Securities and Exchange Commission, any state securities commission or any other foreign or domestic governmental authority. No Transfer of the Granted Units will be made by the Participant except for Transfers that comply with all applicable laws, including the Securities Act, and the provisions of the Grant Documents, including the restrictions on Transfer set forth in Section 4.6 of the Partnership Agreement. Although the Grant Documents contemplate that the Participant will be able to monetize vested Granted Units pursuant to Article VI of the Partnership Agreement and the provisions of the Exchange Agreement, the Participant understands that there is no assurance that (i) the Participant will actually be able to monetize, Transfer or otherwise realize value from such Granted Units and (ii) any such monetization, Transfer or other realization will be at a price or upon terms and conditions that are satisfactory to the Participant. The Participant further understands that Oaktree Group is under no obligation to ensure (i) that any Issuer Equity will continue to be tradable on the GSTrUE OTC market or any other market or trading platform or (ii) that other avenues of liquidity will be made available to the Participant with respect to the Granted Units. The Participant is able and willing to bear, and has the financial ability to bear, the economic and other risks of his or her ownership in the Granted Units for an indefinite period of time. The Participant has no need for liquidity with respect to the Granted Units.

(h) Accredited Investor. The Participant is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act. Without limiting the foregoing, the Participant is a natural person, who (i) has a net worth individually or jointly with his or her spouse that exceeds $1,000,000 at the time of the grant and issuance of the Granted Units (excluding the value of the Participant’s primary residence and the related amount of indebtedness secured by the primary residence up to the fair market value of the residence, and deducting as a liability any indebtedness secured by the residence in excess of the fair market value of the residence) or (ii) had annual income in excess of $200,000 in each of the two most recent calendar years (e.g., if the current calendar year is 2011, then in each of 2010 and 2009) and reasonably expects to have income in excess of $200,000 in the current calendar year; or (iii) had annual income jointly with his or her spouse in excess of $300,000 in each of the two most recent calendar years (e.g., if the current calendar year is 2011, then in each of 2010 and 2009) and reasonably expects to have joint income in excess of $300,000 in the current calendar year.

(i) Tax Consequences. The Participant understands that his or her investment in the Granted Units may cause him or her adverse tax consequences, including the realization of taxable income without receiving cash distributions to pay the required tax thereon. For example, the Participant may be taxed upon the vesting of the Granted Units on the value of the vesting Granted Units. Moreover, although it is contemplated that the Partnership will make cash distributions in respect of the Granted Units from time to time, the Participant understands that there is no obligation for the Partnership to make any distribution (including tax distributions) to its Limited Partners (including the Participant). The Participant further understands that even if the Partnership were to make cash distributions from time to time, there is no assurance that such cash distributions will be made in sufficient amounts or at an opportune time so as to enable the Participant to pay in a timely manner any taxes that the Participant may be required to pay in respect of the Granted Units. The Participant has sufficient liquid resources to pay all taxes that the Participant may be required to pay in respect of the Granted Units, including all taxes arising from the vesting of the Granted Units or allocations of taxable income of the Partnership to the Participant with respect to the Granted Units. The Participant has reviewed his or her investment in the Granted Units with his or her tax advisors and has not received or relied upon any tax advice from any Oaktree Related Person. No Oaktree Related Person has made any representation or warranty (and shall not otherwise be liable to the Participant) as to the tax treatment of vesting, allocations or distributions with respect to the Granted Units under applicable law.

(j) Understanding of Grant Documents. The Participant understands each provision of each Grant Document and the terms and conditions of the Granted Units. Without limiting the foregoing, the Participant understands that:

(i)	the Participant has irrevocably constituted and appointed each of the Partnership, the General Partner, their respective authorized officers and attorneys-in-fact, and the members of the General Partner with full power of substitution, as the true and lawful attorney-in-fact and agent of the Participant as set forth in Section 3.9 of the Partnership Agreement for the purposes set forth therein;

(ii)	the Partnership Agreement permits the Partnership to issue, at any time and from time to time, without the approval of the Participant or the need to notify the Participant, additional Units on such terms and conditions as the General Partner may determine, including Units that may be senior or superior to the Granted Units;

(iii)	the Participant does not have any preemptive rights, right of first refusal, right of first offer or other right of participation with respect to any such issuance, and such issuances are expected to have a dilutive effect on the Participant’s interest in the Partnership;

(iv)	amounts distributable to the Participant in respect of the Granted Units are subject to withholding pursuant to Sections 7.8 and 7.9 of the Partnership Agreement; and

(v)	the Participant, as a Service Partner, is subject to the restrictive covenants set forth in Article X of the Partnership Agreement, which includes covenants and prohibitions to which the Participant will continue to be bound after the Participant ceases to provide services to the Oaktree Group.

The Participant has given careful consideration to all of the provisions of the Grant Documents. For the avoidance of doubt, and without limiting the immediately preceding sentence, the Participant (x) has given careful consideration to the restraints imposed upon him or her under the Grant Documents, including under Articles IV and X of the Partnership Agreement, (y) is in full accord as to the necessity of such provisions, and (z) understand that his or her agreement to be bound by each such provision is an essential inducement to the Partnership to grant and issue the Granted Units to the Participant.

If the Participant becomes aware that any representation or warranty made by him or her in any Grant Document would be incorrect in any material respect if such representation or warranty were to be made as of any subsequent date, or that the Participant is unable fulfill or perform in any material respect any of his or her covenants or agreements in any Grant Document, the Participant shall promptly notify the General Partner of such inaccuracy or inability.

6. Incorporation of Partnership Agreement Provisions. The provisions of Article XII of the Partnership Agreement (other than Sections 12.3 of the Partnership Agreement) are hereby incorporated herein by reference and shall apply mutatis mutandis to this Agreement. Without limiting the foregoing:

(a) any and all disputes, claims or controversies arising out of or relating to this Agreement shall be resolved pursuant to Section 12.1 of the Partnership Agreement;

(b) this Agreement may be amended, modified, or waived with the written consent of the General Partner; provided that if any such amendment, modification, or waiver would adversely affect the Participant in any material respect, such amendment, modification, or waiver shall also require the written consent of the Participant; provided further that, for the avoidance of doubt, the Partnership Agreement may be amended, modified and waived pursuant to Section 12.5 of the Partnership Agreement, and the Plan may be amended, modified and waived pursuant to Section 10 of the Plan, and, in each case, no such amendment, modification or waiver shall be deemed to be an amendment, modification or waiver of this Agreement;

(c) any notice that is required or permitted hereunder to be given to any party hereto shall be given pursuant to Section 12.6 of the Partnership Agreement;

(d) in accordance with Section 12.9 of the Partnership Agreement, this Agreement shall be construed and enforced, along with any rights, remedies, or obligations provided for hereunder, in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware by residents of the State of Delaware; provided that the enforceability of Paragraph 6(a) shall be governed by the Federal Arbitration Act, 9 U.S.C. Section 1 et seq., and not the laws of the State of Delaware; and

(e) in accordance with Section 12.12 of the Partnership Agreement, this Agreement may be executed in one or more counterparts, all of which shall constitute one and the same instrument.

7. Entire Agreement. The Grant Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes any prior agreement or understanding among them with respect to such matter; provided that in the event of any conflict between the Exchange Agreement and the Partnership Agreement, the Partnership Agreement shall prevail.

8. Interpretation and Certain Definitions.

(a) All ambiguities shall be resolved without reference to which party may have drafted this Agreement. All article or section headings or other captions in this Agreement are for convenience only, and they shall not be deemed part of this

Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Unless the context clearly indicates otherwise: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) provisions apply to successive events and transactions; (iv) each definition herein includes the singular and the plural; (v) each reference herein to any gender includes the masculine, feminine, and neuter where appropriate; (vi) the word “including” when used herein means “including, but not limited to,” and the word “include” when used herein means “include, without limitation”; and (vii) references herein to specified paragraph numbers refer to the specified paragraph of this Agreement. The words “hereof,” “herein,” “hereto,” “hereby,” “hereunder,” and derivative or similar words refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “applicable law” and any other similar references to the law include all applicable statutes, laws (including common law), treaties, orders, rules, regulations, determinations, orders, judgments, and decrees of any Governmental Authority. The abbreviation “U.S.” refers to the United States of America. All monetary amounts expressed herein by the use of the words “U.S. dollar” or “U.S. dollars” or the symbol “$” are expressed in the lawful currency of the United States of America. The words “foreign” and “domestic” shall be interpreted by reference to the United States of America.

(b) Nothing in this Agreement is intended to confer upon the Participant any right or privilege that is in addition, or otherwise more favorable, to the rights and privileges generally enjoyed by the other Limited Partners under the Partnership Agreement, the Exchange Agreement and the Tax Receivable Agreement, except to the extent such additional or more favorable right or privilege is expressly and intentionally conferred hereunder. Without limiting the foregoing, the Granted Units are not subject to any Unit Designation which alters the terms and conditions generally applicable to Units under the Partnership Agreement.

(c) “Oaktree Business” means the business and operations of the Oaktree Group, including the organization, investment objectives, expenses, operational structure, management structure and other material details of the Oaktree Group.

(d) “Oaktree Related Person” means (i) any Oaktree Group Member, (ii) the current and former principals, officers, directors, employees and duly authorized agents and representatives of any Oaktree Group Member, and (iii) the current and former direct and indirect shareholders, partners, members and equityholders of any Oaktree Group Member (other than the current and former direct and indirect shareholders, partners, members and equityholders of Oaktree Capital Group, LLC, a Delaware limited liability company, who are not otherwise included in either of the foregoing clause (i) or (ii)).

(e) This Agreement is intended to constitute a “Grant Agreement” for purposes of the Partnership Agreement and an “Award Agreement” for purposes of the Plan. The Granted Units are intended to constitute an “Award” for purposes of the Plan.

9. Further Assurances. The Participant agrees to take all actions that may be reasonably requested by the General Partner from time to time, including by executing and delivering all agreements, instruments and documents that may be reasonably requested by the General Partner, to carry out the purposes of the Grant Documents.

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

PARTNERSHIP AND GENERAL PARTNER

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

On behalf of itself and as general partner on behalf of OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By:
Name:
Title:

By:
Name:
Title:

PARTICIPANT

THE GRANTED UNITS HAVE NOT BEEN REGISTERED WITH OR QUALIFIED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES REGULATORY AUTHORITY OR ANY OTHER REGULATORY AUTHORITY OF ANY OTHER JURISDICTION. SUCH UNITS ARE BEING SOLD IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS. THE GRANTED UNITS CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF, IN EACH CASE, EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY CONTAINED IN THIS AGREEMENT AND OTHER GRANT DOCUMENTS AND THE SECURITIES LAWS OF ALL APPLICABLE JURISDICTIONS, INCLUDING APPLICABLE U.S. FEDERAL AND STATE SECURITIES LAWS.